UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2026

INCORDEX CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-248609	98-1541457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Room 1501, Hengkai Center, No. 809 Ningnan North Road

Yinzhou District Ningbo City, Zhejiang Provence, China

(Address of principal executive offices)

+86 0574 5533 8861

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	ICDX	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 29, 2026, the Board of Director appointed Mr. Chen Wang as a new member to serve on the Board of Directors.

Mr. Wang, age 54, founded his own brand and has served as Founder and Chairman of the Board of Yunnan Jinshengchang Technology and Trade Co., Ltd. since October 2024. He previously served as the President of Global Pharmaceutical Education Operations at Meixin E-commerce Company, a northwest China-based e-commerce company, where he oversaw global channel layout and market operations, once again delivering annual revenue of RMB1 billion from August 2021 to August 2022. From May 2020 to July 2021, he focused on the e-commerce education and operation segment, serving as the President of Education Operations at Zhuyuan Grop Company, a Tianjin-based e-commerce company, where he refined the online operation model to empower the digital upgrading of industries. Mr. Wang obtained his MBA degree in Health Management from the School of Continuing Education at Tsinghua University in 2015.

Mr. Wang was not selected pursuant to any arrangement or understanding between him and any other person. There are no family relationships between Mr. Wang and the other director, nor between Mr. Wang and any executive officer of the Company. Mr. Wang is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Director Offer Letter, dated 29th September 2026, by and between the Company and Chen Wang
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Incordex Corp.

Date: October 6th, 2026	By:	/s/ Jun Lu
	Name:	Jun Lu
	Title:	Chief Executive Officer

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